Exhibit 10.3

IN ACCORDANCE WITH ITEM 601(A)(5) OF REGULATION S-K, ZEVRA THERAPEUTICS, INC. HAS OMITTED CERTAIN EXHIBITS TO THIS AGREEMENT, MARKED BY [*****], BECAUSE ZEVRA THERAPEUTICS, INC. HAS DETERMINED THAT SUCH INFORMATION (I) DOES NOT CONTAIN INFORMATION MATERIAL TO AN INVESTMENT OR VOTING DECISION AND (II) IS NOT OTHERWISE DISCLOSED IN THIS AGREEMENT OR KEMPHARM, INC.’S OTHER SEC FILINGS.

EXECUTION VERSION

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is entered into this 30th day of August, 2023, by and between ZEVRA THERAPEUTICS, INC., a Delaware corporation or its assignee or designee (“Purchaser”), and NANTAHALA CAPITAL MANAGEMENT, LLC, a Massachusetts limited liability company (“Nantahala”), NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP, a Massachusetts limited partnership, NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP, a Delaware limited partnership, NCP RFM L.P., a Delaware limited partnership, BLACKWELL PARTNERS LLC – SERIES A, one of the series of a Delaware limited liability company, and PINEHURST PARTNERS, L.P., a Delaware limited partnership (collectively, “Seller”).

BACKGROUND

A. ACER THERAPEUTICS INC., a Delaware corporation (“Acer”), entered into that certain Secured Convertible Note Purchase and Security Agreement (the “NPA”), dated as of March 4, 2022, along with the Agent and the purchasers listed on Exhibit A thereto, in which Acer authorized the sale and issuance of up to $6,000,000.00 in principal of secured convertible notes.

B. (a) Pursuant to the NPA, Acer issued (i) that certain Secured Convertible Note, dated March 14, 2022, in favor of MAM Aardvark, LLC (“MAM”) and (ii) that certain Secured Convertible Note, dated as of March 14, 2022, in favor of Marathon Healthcare Finance Fund, L.P. (“Marathon”) and (b) pursuant to that certain Assignment Agreement, effective as of September 13, 2022, Marathon assigned a portion of its Secured Convertible Note to Marathon Healthcare Finance (Europe) Investment Fund (“Marathon Europe” and together with MAM and Marathon, “Original Holders”) (as amended by the Amendment Agreement referred to below, each a “Note” and collectively, the “Notes”).

C. The Notes were amended pursuant to that certain Amendment Agreement, dated January 30, 2023, between Acer and the Original Holders (the “Amendment Agreement”).

D. Nantahala entered into that certain Note Purchase Agreement, dated as of July 25, 2023 (the “Marathon NPA”), along with the Original Holders, pursuant to which the Original Holders sold and assigned all of their right, title and interest in and to and obligations under the Notes and the other Note Assets (as defined therein) to Seller, and Seller purchased and assumed all of the Original Holders’ right, title and interest in and to and obligations under the Notes and such Note Assets.

E. The NPA, together with the Notes, the Amendment Agreement, any subordination agreements, and all documents, instruments, assignments and agreements delivered in connection with the foregoing, all as amended, modified, supplemented, substituted, extended or renewed from time to time, are referred to collectively as the “Note Documents”. All capitalized terms used in this Agreement and not defined herein, have the meanings ascribed to such terms in the Note Documents.

F. As collateral security for Acer’s obligations under the Note Documents, Acer granted to the Agent certain liens and security interests in the collateral described in the Note Documents.

G. Purchaser desires to purchase and assume, and Seller desires to sell and assign, all of Seller’s right title and interest in and to and obligations under, the Notes, and all documents and instruments executed in connection therewith, including, without limitation, the NPA and the other Note Documents and other documents identified on Exhibit A annexed hereto, (collectively the “Note Assets”).

NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements herein contained, Seller and Purchaser, intending to be legally bound hereby, agree as follows:

TERMS

1. Agreement to Sell and Purchase Notes. Seller agrees to sell, and Purchaser agrees to purchase, the Note Assets, pursuant to the terms of this Agreement.

2. Purchase Price. The purchase price for the Note Assets shall be Eleven Million and 00/100 Dollars (US $11,000,000.00) (the “Purchase Price”), which shall be paid in the form of 2,171,038 shares (the “Shares”) of Purchaser’s common stock, par value $0.0001 per share (the “Common Stock”), which shall be issued in the manner set forth in Section 6.2.B below. The Shares are being issued in a transaction exempt from the registration requirement of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

3. Reserved.

4. Reserved.

5. Closing. The closing and consummation of this transaction (the “Closing”) shall take place concurrently with the execution and delivery of this Agreement (the “Closing Date”). On the Closing Date, Purchaser shall cause the Shares to be issued to each Seller in the allocations set forth on Exhibit D hereto, and each Seller shall absolutely sell, transfer, assign, set over and convey to Purchaser, without recourse, warranty or representation other than expressly set forth herein, such Seller’s right, title and interest in and to the Notes and the Note Assets.

6. Items Delivered.

A. At the Closing, Seller shall:

Note Purchase Agreement

1. Deliver to Purchaser an Assignment and Acceptance Agreement (the “Assignment”) in the form annexed hereto as Exhibit B;

2. Deliver to Purchaser the originals, if any, of the Note Documents identified on Exhibit A endorsed as appropriate;

3. Deliver to Purchaser evidence that Seller gave notice to Acer and the Holders in compliance with all contractual obligations under the Note Documents, or said obligations were legally waived; and

4. Execute and deliver to Purchaser the Registration Rights Agreement relating to the Shares (the “Registration Rights Agreement”) in the form annexed hereto as Exhibit C.

B. At the Closing, Purchaser shall:

1. Be authorized to file a UCC Financing Statement Amendment (assignment), assigning to Purchaser UCC Financing Statement #2022-1933407 filed in favor of Nantahala (as successor by assignment to MAM) with the Delaware Secretary of State and covering the Collateral;

2. Deliver to Seller a copy of the duly executed irrevocable instructions to Computershare Trust Company, N.A. (the “Transfer Agent”), instructing the Transfer Agent to issue to each Seller, in book-entry form, a number of shares of Common Stock the number of Shares set forth on Exhibit E hereto set forth opposite each such Seller’s name, which Shares equal the aggregate number of Shares to be delivered on the Closing Date under Section 2 above;

3. Deliver to Seller a duplicate original of the Assignment, counter-executed by Purchaser; and

4. Execute and deliver to Seller the Registration Rights Agreement.

C. On or before the fifteenth (15th) day following the execution of this Agreement, Sellers and Purchaser shall enter into and deliver to the counterparties thereof a stockholders agreement in a form mutually agreed by Sellers and Purchaser.

7. Representations and Warranties of Seller. Each Seller, as applicable, hereby represents and warrants to Purchaser with respect to itself that:

7.1 Organization/Good Standing. Such Seller is a limited liability company or limited partnership, as applicable, formed and existing under the laws of the jurisdiction in which it is organized.

7.2 Ownership of Note Assets. The Sellers collectively are the sole owner and holder of the Note Assets and all rights arising therefrom, and, as such, such Seller has all requisite authority to execute this Agreement and to consummate the sale of the Note Assets in accordance herewith.

Note Purchase Agreement

7.3 Documents Valid and Binding. This Agreement and all assignments and other documents executed by Seller in connection with this transaction (collectively, the “Transfer Documents”), when duly executed and delivered by such Seller, will constitute valid and legally binding obligations of such Seller and will be enforceable against such Seller in accordance with their terms, except as enforcement might be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). No approvals or consents of any person or entity not previously obtained are required in order for such Seller to enter into this Agreement and to perform its obligations under this Agreement.

7.4 Noncontravention. The execution and delivery of the Transfer Documents by such Seller and the performance by such Seller of its obligations thereunder do not and will not conflict with or constitute a breach of or result in a violation of (a) the formation documents of such Seller, (b) any agreement or other instrument to which such Seller is a party or by which such Seller is bound or (c) any order of any court of competent jurisdiction or governmental agency to which Seller is bound.

7.5 Prior Endorsements. Such Seller has not endorsed any Notes or granted, assigned, transferred, set over, or negotiated any of the Note Assets to any other party.

7.6 Encumbrances on the Note Assets. Such Seller will sell the Note Assets to Purchaser free and clear of all liens, encumbrances or other adverse claims made by such Seller.

7.7 Note Balances. As of the Closing Date, the aggregate outstanding principal amount of the Notes is $6,000,000, and the aggregate amount of accrued and unpaid interest on the Notes is $163,583.

7.8 All Documents. Attached hereto as Exhibit A is a complete copy of the Note Assets. Other than the documents attached in such exhibit and the Marathon NPA, no document exists that alters, amends or waives any right that such Seller holds under the Note Assets.

7.9 Diligence. Such Seller represents and warrants to Purchaser that (a) it is a sophisticated party with respect to this transaction, (b) it has, or has access to, such information as it deems appropriate under the circumstances concerning the business and financial condition of Acer to make an informed decision about the transaction, and (c) it made its own analysis and independent decision to enter into the transaction without reliance on the other party and based on such information as it has deemed appropriate, except the express representations, warranties, covenants, agreements, and indemnities made by Purchaser herein. Such Seller acknowledges that Purchaser has not given it any investment advice or opinion on whether the transaction is prudent.

7.10 No Legal Action. Such Seller represents and warrants to Purchaser that to its knowledge there is no pending legal action with respect to the Notes or any collateral therefor to which such Seller is a party.

7.11 Investment for Own Account. Such Seller is acquiring the Shares for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, such Seller does not agree to hold any of the Shares for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

Note Purchase Agreement

7.12 Transfer Restrictions; Legends. Such Seller understands that (i) the Shares have not been registered under the Securities Act or applicable state securities laws; (ii) the Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Purchaser’s reliance upon the statements and representations made by such Seller in this Agreement, and that the Share must be held by such Seller indefinitely, and that such Seller must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; and (iii) each certificate representing the Shares will be endorsed with the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION, AN AVAILABLE EXEMPTION THEREFROM, OR A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY STATES. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The Purchaser will instruct any transfer agent not to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Purchaser. Notwithstanding any of the foregoing to the contrary, certificates shall not contain any legend (including the legend set forth in clause (iii) above): (A) while a registration statement covering the resale of the Shares is effective under the Securities Act, (B) following any sale of such Shares pursuant to Rule 144, or (C) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall, at its expense, take all necessary actions to direct the transfer agent to effect the removal of the legend hereunder.

Note Purchase Agreement

7.13 Financial Sophistication; Due Diligence. Such Seller has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement. Such Seller has, in connection with its decision to purchase the Shares, relied only upon the representations and warranties contained herein and the information contained in the documents filed by the Purchaser with the SEC. Further, such Seller has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Purchaser, concerning the terms and conditions of the investment and the business and affairs of the Purchaser, as such Seller considers necessary in order to form an investment decision.

7.14 Accredited Investor Status. Such Seller is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

7.15 Residency. Such Seller is organized under the laws of the state set forth beneath such Seller’s name on the signature page attached hereto, and its principal place of operations is in the state set forth beneath such Seller’s name on the signature page attached hereto.

7.16 General Solicitation. Such Seller is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement.

7.17 No Investment, Tax or Legal Advice. Such Seller understands that nothing in the documents filed by the Purchaser with the SEC, this Agreement, or any other materials presented to such Seller in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Seller has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

7.18 Additional Acknowledgement. Such Seller acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person.

Except as set forth herein, neither Seller, nor any of its affiliates or associates, makes any further representation or warranty with respect to the Notes, the Note Assets or the note sale provided for in this Agreement.

Seller assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Notes Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Notes Documents and Notes Assets or any collateral thereunder, (iii) the financial condition of Acer, any of its subsidiaries or affiliates or any other person obligated in respect of any Notes Document or Note Assets, or (iv) the performance or observance by Acer, any of its subsidiaries or affiliates or any other person of any of their respective obligations under any Notes Document or Note Assets.

8. Limitation of Damages. In no event shall either party be liable to the other for any consequential, incidental, special, or punitive damages.

Note Purchase Agreement

9. Non-Recourse, Disclaimer of Warranties. EXCEPT FOR THOSE WARRANTIES AND REPRESENTATIONS SET FORTH IN SECTION 7 HEREOF, NEITHER SELLER NOR ANY AFFILIATE THEREOF, NOR ANY MEMBER, OFFICER, DIRECTOR, BANK GROUP MEMBER, OFFICIAL, AGENT, EMPLOYEE AND ATTORNEY OF SELLER OR ANY OF ITS AFFILIATES, AND NONE OF THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS HAS MADE ANY REPRESENTATIONS OR WARRANTIES TO PURCHASER, ITS EMPLOYEES, AGENTS OR OTHER REPRESENTATIVES, EITHER EXPRESS OR IMPLIED, PARTICULARLY, BUT WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, REGARDING (A) THE COLLECTABILITY OF THE NOTES, (B) THE CREDITWORTHINESS OF ACER, (C) THE VALUE OF ANY COLLATERAL SECURING PAYMENT OF THE NOTES, (D) THE FREEDOM OF ANY COLLATERAL FOR THE NOTES FROM LIENS AND ENCUMBRANCES, IN WHOLE OR IN PART, OR (E) THE GENUINENESS OF ANY SIGNATURES OTHER THAN THOSE OF SELLER. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE NOTE ASSETS SOLD TO PURCHASER UNDER THIS AGREEMENT ARE SOLD AND TRANSFERRED “AS IS, WITH ALL FAULTS,” WITHOUT RECOURSE, REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED.

10. Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents and warrants to each Seller that:

10.1 Organization/Good Standing. Purchaser is a corporation duly formed and organized, validly existing and in good standing under the laws of the State of Delaware.

10.2 Authority. Purchaser has all requisite authority to enter into and perform this Agreement and has complied with all laws, rules, regulations, charter provisions, articles, bylaws or agreements to which it is bound or may be subject.

10.3 Enforceability. This Agreement, when duly executed and delivered, will be the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). From and after the Closing Date, Purchaser shall be bound by the provisions of the Notes Documents as Agent, a Purchaser and a Holder, as applicable, thereunder and, to the extent of the relevant Note Assets, shall have the obligations of Agent, Purchaser or Holder thereunder, as applicable.

10.4 Noncontravention. Purchaser’s performance of its duties and obligations under this Agreement will not conflict with, result in a breach of or default under, or be adversely affected by, any agreements, instruments, decrees, judgments, injunctions, orders, writs, laws, rules or regulations, or any determination or award of any arbitrator to which Purchaser is a party or by which it is bound.

10.5 Decision to Purchase. Purchaser has reviewed all documents, all collateral for the Notes, and all related information and such other documents and information it determines appropriate, or has had an adequate opportunity to do so, and has made its bid and decision to buy

Note Purchase Agreement

the Notes and the Note Assets based upon its own independent evaluation of the Notes, the Note Assets, the files related thereto and financial information relating to Acer, and the collateral for the Notes including, without limitation, any appraisal or other assessment of the collateral for the Notes, independently obtained by Purchaser, and has not relied upon any oral or written statement made by any member, officer, director, official, agent, employee, attorney or other representative of Seller or any of Seller’s affiliates, or any of Seller’s or any of its affiliate’s agents, attorneys or representatives, except as expressly set forth in this Agreement. Purchaser is a sophisticated investor and understands the nature and effect of the transaction referred to herein. Purchaser has made such independent investigations as it deems to be warranted into the nature, legality, genuineness, sufficiency, validity, enforceability, collectability and value of the Notes and the collateral for the Notes, performed all studies and investigations that it deems appropriate with respect to any collateral for the Notes and investigated all other facts it deems material to its purchase, and Purchaser is entering into this transaction solely on the basis of such investigations and Purchaser’s own judgment.

10.6 Seller’s Information. Purchaser is not acting in reliance on Seller, any affiliates of Seller or any representation or warranty made, or information furnished by Seller, any of its affiliates or any of its or any of its affiliate’s members, officers, directors, bank group members, officials, agents, employees, attorneys, representatives, or independent contractors except as expressly set forth in this Agreement.

10.7 Investment Risk. Purchaser acknowledges, understands, and agrees that the acquisition of notes such as the Notes involves a high degree of risk and is suitable only for persons or entities of substantial financial means who/which have no need for liquidity and who/which can hold the Notes indefinitely and bear the partial or entire loss of the value of the Notes.

10.8 Business and Financial Experience. Purchaser has knowledge and experience in financial and business matters which enables Purchaser to evaluate the merits and risks of the transaction contemplated hereby.

10.9 Brokers. Purchaser and Seller are not a party to any agreement that would result in the imposition of an obligation upon Seller to pay a broker or any other party (other than Canaccord Genuity Group Inc.) a commission or similar fee on account of the sale provided for herein.

10.10 Assignment. Purchaser may assign all or a portion of its rights under this agreement to one or more affiliated entities or funds that it manages without requiring the consent of Seller. Purchaser acknowledges such assignment does not constitute an endorsement of any instrument or instruments among the Note Documents, and Purchaser has no right to the unqualified endorsement of Seller to any such instrument.

10.11 Diligence. Purchaser represents and warrants to Seller that (a) it is a sophisticated party with respect to this transaction, (b) it has, or has access to, such information as it deems appropriate under the circumstances concerning the business and financial condition of Acer to make an informed decision about the transaction, and (c) it made its own analysis and independent decision to enter into the transaction without reliance on the other party and based on such information as it has deemed appropriate, except the express representations, warranties, covenants, agreements, and indemnities made by Seller herein. Purchaser acknowledges that Seller has not given it any investment advice or opinion on whether the transaction is prudent.

Note Purchase Agreement

11. Notification of Obligor. Promptly after the Closing Date, Purchaser shall notify Acer that the Note Assets have been sold to Purchaser and that all payments on and communications regarding the Notes should be sent to Purchaser at such address as Purchaser shall notify Acer.

12. Covenants of Purchaser.

12.1 Informational Tax Reporting. Upon and after the Closing Date, Purchaser agrees to assume all obligations with respect to federal and state income tax informational reporting related to the Note Assets, including filing Forms 1099 and 1098 and back-up withholding with respect to the calendar year in which the Closing occurs and thereafter. Purchaser shall cooperate with Seller to the extent necessary to allow Seller to fulfill its obligations with respect to such informational reporting for the Notes for the period prior to the Closing Date.

12.2 Collection Practices. Purchaser agrees not to violate any law relating to unfair collection practices in connection with the Note Assets. Purchaser agrees to indemnify Seller, defend Seller and its members, officers, directors, bank group members, officials, agents, employees, attorneys, representatives and hold Seller and its members, officers, directors, bank group members, officials, agents, employees, attorneys, representatives harmless from and against any and all claims, demands, losses, damages, penalties, fines, forfeitures, judgments, legal fees and other costs, fees and expenses at any time incurred by Seller as a result of (a) Purchaser’s breach of the covenant set forth in this Section 12.2 or (b) any act or omission of Purchaser resulting in any claim, demand or assertion that Seller, subsequent to the Closing Date, engaged in or authorized any unlawful collection practices in connection with the Note Assets. Each party agrees to notify the other within ten (10) days of receiving notice or knowledge of any such claim, demand, or assertion.

12.3 Compliance with Terms. Purchaser agrees to abide by and be bound by all of the terms and conditions of the NPA, any Notes and other Notes Documents and agreements related to the Note Assets to be purchased hereunder except as otherwise may be agreed to in writing between Purchaser and Acer.

13. Reserved.

14. Notices. All notices required or provided for hereunder shall be deemed to have been validly given upon receipt by the party to whom such notice is to be given, addressed as follows:

To Purchaser:

Zevra Therapeutics, Inc.

1180 Celebration Blvd., Suite 103

Celebration, FL 34747

Attn: Chief Financial Officer

Email: lclifton@zevra.com

Note Purchase Agreement

with a copy (which shall not constitute notice) to: contracts@zevra.com with a copy (which shall not constitute notice): to

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Nathan Ajiashvili

E-mail: Nathan.ajiashvili@lw.com

To Seller:

Nantahala Capital Management, LLC

130 Main Street

Second Floor

New Canaan, CT 06840

Attn: Daniel Mack

Email: dan@nantahalapartners.com, operations@nantahalapartners.com

Copy to:

fof-ops@corbincapital.com for Pinehurst Partners, L.P.

jlall@dumac.duke.edu for Blackwell Partners LLC – Series

15. Miscellaneous.

15.1 Reserved.

15.2 Entire Agreement; Amendments. This Agreement, including all Exhibits, Schedules, lists and other documents referred to herein which form a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein. All prior or contemporaneous oral or written agreements pertaining to the subject matter hereof are superseded. This Agreement may be amended only by a written instrument executed by the parties or their respective successors or assigns. Any condition to a party’s obligation hereunder may be waived by such party in writing.

15.3 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by, the successors and assigns of the parties hereto.

15.4 No Third-Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the parties hereto, and none of the provisions of this Agreement shall be deemed to be for the benefit of any other party or entity.

Note Purchase Agreement

15.5 Advice of Counsel. Each of the parties has been involved in the review, negotiation, and execution of this Agreement and each has had the opportunity to receive independent legal advice from attorneys of its choice with respect to the advisability of making and executing of this Agreement. In the event of any dispute or controversy regarding authorship of this Agreement, the parties shall be conclusively deemed to be the joint authors hereof, and no part of this Agreement shall be interpreted against a party due to authorship.

15.6 Headings. The Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement or give full notice of the provisions hereof.

15.7 Confidentiality. The parties hereto agree this Agreement and the terms described herein are and shall remain confidential and agree that this Agreement and such terms shall not be disclosed by them unless authorized by the other party in writing (with the exception of regulatory entities having jurisdiction over them, or to their agents and representatives to the extent reasonably necessary for legitimate business purposes, or in any dispute between them relative to this Agreement, or to enforce their rights hereunder or against Acer or any party to the Note Assets). To the extent that a party is requested by a governmental authority, regulatory or administrative authority, or self-regulatory organization having or claiming to have authority to regulate or oversee such party, to disclose this Agreement or its terms, or to the extent that a party is served with a subpoena or an order of a court requiring disclosure of this Agreement or its terms, such party may disclose this Agreement or its terms, provided that prior to disclosing same, said party shall promptly, to the extent permitted by law, and unless prohibited by law, notify the other of such request or service.

15.8 Further Assurances. Seller shall execute and deliver such documents and instruments and take such further actions as Purchaser may reasonably request in order to consummate the transaction contemplated by this Agreement. In the event that Purchaser wishes Seller to execute assignments or other documents in addition to those described herein after the Closing Date, Purchaser shall furnish Seller with copies of the proposed additional assignments or documents for review, approval or amendment. Seller shall execute such documents, as it elects in the exercise of its reasonable discretion, as are reasonably necessary to more fully vest the Note Assets in Purchaser. All such additional assignments and other documentation shall be without recourse, representation or warranty, express or implied.

15.9 Governing Law. This Agreement has been negotiated in and shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the principles thereof relating to conflict of laws.

15.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

15.11 Time of the Essence. The parties hereto acknowledge that time is of the essence in the performance of all obligations under this Agreement.

15.12 Survival. All representations and warranties and covenants of Seller and Purchaser contained herein shall survive Closing of the transaction provided for herein, subject to Section 8 hereof.

Note Purchase Agreement

15.13 WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED SUBMITS FOR ITSELF AND WITH RESPECT TO THE NOTES DOCUMENTS AND OBLIGATIONS, AS APPLICABLE, TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF IN RELATION TO ANY SUITS, ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THE AGREEMENTS SET FORTH IN THIS AGREEMENT. THE PARTIES HERETO, ON BEHALF OF THEMSELVES AND THEIR HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS, AS APPLICABLE, AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY OR AGAINST ANY PARTY HERETO OR ANY HEIR, EXECUTOR, ADMINISTRATOR, SUCCESSOR OR ASSIGN OF ANY PARTY HERETO, AS APPLICABLE, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, OR ANY FACTS OR CIRCUMSTANCES IN WHICH THIS AGREEMENT IS INVOLVED IN ANY WAY, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES REPRESENTS AND WARRANTS THAT THIS WAIVER OF THE RIGHT TO A JURY TRIAL HAS BEEN MADE AFTER CONSULTATION WITH LEGAL COUNSEL.

[SIGNATURES ON NEXT PAGE]

Note Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:	ZEVRA THERAPEUTICS, INC.

	By:	/s/ R. LaDuane Clifton
Name: R. LaDuane Clifton, MBA, CPA
Title: Chief Financial Officer,
Secretary and Treasurer

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Note Purchase Agreement as of the date first written above.

SELLER:	NANTAHALA CAPITAL MANAGEMENT, LLC

	By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Massachusetts

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC Its General Partner

	By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Massachusetts

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

[Signature Page to Note Purchase Agreement]

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC,
its General Partner

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Massachusetts

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

NCP RFM L.P.

By: Nantahala Capital Management, LLC,
its Investment Manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

[Signature Page to Note Purchase Agreement]

BLACKWELL PARTNERS LLC – SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC,
its Investment Manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
280 South Mangum Street, Suite 210
Durham, NC 27701

PINEHURST PARTNERS, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Sub-Advisor

By: Nantahala Capital Management, LLC,
Its Sub-Advisor

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
Pinehurst Partners, L.P.
c/o Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

[Signature Page to Note Purchase Agreement]

Acknowledged and Agreed to:

ACER:	ACER THERAPEUTICS INC.

	By:	/s/ Chris Schelling
Name: Chris Schelling
Title: CEO/Founder

Acer legal review: _____ CFO: _____

[Signature Page to Note Purchase Agreement]

EXHIBIT A

Note Documents

1.

Secured Convertible Note Purchase and Security Agreement among ACER THERAPEUTICS INC., MAM AARDVARK, LLC, as Agent and a Purchaser, and MARATHON HEALTHCARE FINANCE FUND, L.P., as a Purchaser, dated March 4, 2022.

2.	Secured Convertible Note, issued by ACER THERAPEUTICS INC. in favor of MARATHON HEALTHCARE FINANCE FUND, L.P., dated March 14, 2022.

3.	Secured Convertible Note, issued by ACER THERAPEUTICS INC. in favor of MAM AARDVARK, LLC, dated March 14, 2022.

4.	Amendment Agreement, dated January 30, 2023, among ACER THERAPEUTICS INC., MAM AARDVARK, LLC and MARATHON HEALTHCARE FINANCE FUND, L.P.

5.	UCC Financing Statement filing no. 2022-1933407, filed March 7, 2022 with Delaware Department of State, U.C.C. Filing Section.

6.

March 4, 2022 letter agreement, “Re: That certain Secured Convertible Note to be executed by Acer Therapeutics Inc. (‘Borrower’), in favor of MAM Aardvark, LLC (‘Marathon Agent’), and (ii) that certain Secured Convertible Note to be executed by Borrower in favor of Marathon Healthcare Finance Fund, L.P., as each will be issued pursuant to that certain Secured Convertible Note Purchase Agreement dated as of March 4, 2022 (individually and collectively, the ‘Promissory Note’),” by and between SWK FUNDING LLC and MAM AARDVARK, LLC (the “Subordination Agreement”)

7.	FIRST AMENDMENT TO SUBORDINATION AGREEMENT, dated as of January 30, 2023.

8.	Assignment Agreement, effective as of September 13, 2022, between Marathon Healthcare Finance Fund, L.P., as assignor, and Marathon Healthcare Finance (Europe) Investment Fund, as assignee.

EXHIBIT B

ASSIGNMENT AND ACCEPTANCE AGREEMENT

THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Agreement”) is made as of August___, 2023 (the “Effective Date”) by and between ZEVRA THERAPEUTICS, INC., a Delaware corporation (the “Assignee”); and NANTAHALA CAPITAL MANAGEMENT, LLC, a Massachusetts limited liability company (“Nantahala”), NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP, a Massachusetts limited partnership, NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP, a Delaware limited partnership, NCP RFM LP, a Delaware limited partnership, BLACKWELL PARTNERS LLC – SERIES A, one of the series of a Delaware limited liability company, and PINEHURST PARTNERS, L.P., a Delaware limited partnership (each, an “Assignor”).

RECITALS

WHEREAS, Nantahala is the authorized agent of Purchasers and each Assignor is the Agent or a Purchaser, as applicable, under and as defined in the Secured Convertible Note Purchase and Security Agreement executed on March 4, 2022, by and between ACER THERAPEUTICS INC. (“Acer”), and Assignor, evidencing two convertible Notes issued by Acer to Purchasers (as heretofore amended and assigned, the “Notes”);

WHEREAS, Assignor entered into a Note Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof, pursuant to which Assignor agreed to sell, without recourse, and Assignee agreed to purchase, the applicable Notes and documents and instruments executed and delivered in connection therewith, including without limitation, documents identified on Exhibit A annexed thereto. All capitalized terms set forth herein and not defined, have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions of the Purchase Agreement, each Assignor hereby, irrevocably sells, conveys, assigns, transfers and delivers to the Assignee, and Assignee hereby irrevocably purchases, takes, accepts and assumes, effective on the Effective Date, all of each Assignor’s and Purchasers’ right, title and interest in, to, and under, the Notes, the Note Assets and the Note Documents, and the Assignee agrees to perform and assume all such duties and obligations, and shall have all such rights and interests, in each case, solely to the extent accruing on and after the Effective Date, with respect to the Note Assets.

IN WITNESS WHEREOF, the undersigned have caused this Assignment and Acceptance Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

ASSIGNEE:	ZEVRA THERAPEUTICS, INC.

By:
Name: R. Laduane Clifton, MBA, CPA
Title: Chief Financial Officer,
Secretary and Treasurer

ASSIGNOR:	NANTAHALA CAPITAL MANAGEMENT, LLC

By:
Name: Daniel Mack
Title: Manager

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

	By:	Nantahala Capital Management, LLC,
its general partner

By:
Name: Daniel Mack
Title: Manager

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

	By:	Nantahala Capital Management, LLC,
its general partner

By:
Name: Daniel Mack
Title: Manager

NCP RFM L.P.

By:	Nantahala Capital Management, LLC,
its investment manager

By:
Name: Daniel Mack
Title: Manager

BLACKWELL PARTNERS LLC – SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC,
its investment manager

By:
Name: Daniel Mack
Title: Manager

PINEHURST PARTNERS, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC,
its investment manager

By:
Name: Daniel Mack
Title: Manager

EXHIBIT C

Registration Rights Agreement

See attached.

EXHIBIT D

Allocations

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